UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2015

Life Time Fitness, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	001-32230	41-1689746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2902 Corporate Place Chanhassen, Minnesota	55317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 947-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Pursuant to the Agreement and Plan of Merger, dated as of March 15, 2015 (the “Merger Agreement”), by and among LTF Holdings, Inc., a Delaware corporation (“Parent”), LTF Merger Sub, Inc., a Minnesota corporation and indirect, wholly owned subsidiary of Parent (“Merger Sub”), and Life Time Fitness, Inc., a Minnesota corporation (the “Company”), on June 10, 2015 (the “Closing Date”), Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect, wholly owned subsidiary of Parent.

In the Merger, each share of common stock, par value $0.02 per share, of the Company (“Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”), including shares of restricted stock subject to time-based or performance-based vesting, which vested as of the Effective Time (but excluding (i) shares held by the Company, Parent, or Merger Sub or any direct or indirect subsidiary of the Company or Parent, (ii) shares contributed to Parent by Bahram Akradi, Chairman, President and Chief Executive Officer of the Company, and any other persons pursuant to the contribution and subscription agreement, and (iii) shares held by shareholders who have perfected and not withdrawn a demand for dissenters’ rights or who have not otherwise lost dissenters’ rights under Minnesota law with respect to such shares (“Excluded Shares”)), was automatically canceled and converted into the right to receive $72.10 per share, in cash, without interest (the “Merger Consideration”), subject to applicable withholding taxes. In addition, as of the Effective Time, each then-outstanding option to purchase shares of Common Stock, whether or not vested, was cancelled and converted into the right to receive an amount in cash equal to the product of (i) the total numbers of Common Stock subject to the option and (ii) the amount equal to the Merger Consideration that exceeds the exercise price per share of Common Stock underlying the stock option, less any applicable withholding taxes.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 5.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed and requested that trading of the Common Stock be delisted from the NYSE. The Company also requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 with respect to the delisting of the Common Stock from the NYSE. The Company intends to file with the SEC a certification on Form 15 to terminate or suspend its reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, as promptly as practicable.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, all issued and outstanding shares of the Common Stock (other than the Excluded Shares) were automatically cancelled and converted into the right to receive the Merger Consideration. At the Effective Time, all holders of Common Stock (other than the Excluded Shares) ceased to have any rights with respect thereto other than the right to receive such consideration.

The information set forth under Items 2.01, 3.01, and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred, and the Company is now an indirect, wholly owned subsidiary of Parent.

The total amount of funds used to complete the Merger and related transactions and pay related fees and expenses was approximately $4.2 billion, which was funded through a combination of (i) equity financing obtained by Parent, (ii) borrowings under a first lien term loan facility, (iii) the proceeds from the issuance of senior notes and (iv) the proceeds of certain sale leaseback transactions, as contemplated in the Merger Agreement.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, each of Giles H. Bateman, Jack W. Eugster, Guy C. Jackson, John K. Lloyd, Martha A. Morfitt, John B. Richards and Joseph S. Vassalluzzo resigned as directors of the Company. No director resigned because of any disagreement with the Company on any matter relating to its operations, policies or practices. Following such resignations and in accordance with the Merger Agreement, at the Effective Time, Bahram Akradi, the sole director of Merger Sub immediately prior to the Merger, remained the sole director of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, (i) the articles of incorporation of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety, and such amended and restated articles of incorporation became the articles of incorporation of the Company and (ii) the by-laws of Merger Sub, as in effect immediately prior to the Effective Time, became the by-laws of the Company, except that, in accordance with the Merger Agreement, references to the name of Merger Sub were replaced by references to the name of the Company. A copy of such amended and restated articles of incorporation and such by-laws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

A copy of the press release issued by the Company announcing the consummation of the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expression. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) the business of the Company may suffer as a result of uncertainty surrounding the Merger; (2) the outcome of any legal proceedings related to the Merger; (3) the Company may be adversely affected by other economic, business, and/or competitive factors; (4) the ability to recognize benefits of the Merger; (5) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (6) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC; and (7) general industry and economic conditions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description	Method of Filing

2.1	Agreement and Plan of Merger, dated March 15, 2015, among Life Time Fitness, Inc., LTF Holdings, Inc., and LTF Merger Sub, Inc.	Incorporated by reference to Exhibit 2.1 to Life Time Fitness Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2015

3.1	Amended and Restated Articles of Incorporation of Life Time Fitness, Inc.	Electronically

3.2	By-Laws of Life Time Fitness, Inc.	Electronically

99.1	Press Release, dated June 10, 2015	Electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE TIME FITNESS, INC.

Date: June 10, 2015	By:	/s/ James N. Spolar
James N. Spolar
Vice President, Senior Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

2.1	Agreement and Plan of Merger, dated March 15, 2015, among Life Time Fitness, Inc., LTF Holdings, Inc., and LTF Merger Sub, Inc.	Incorporated by reference to Exhibit 2.1 to Life Time Fitness Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2015

3.1	Amended and Restated Articles of Incorporation of Life Time Fitness, Inc.	Electronically

3.2	By-Laws of Life Time Fitness, Inc.	Electronically

99.1	Press Release, dated June 10, 2015	Electronically